EXHIBIT 10.4


                            ACCOUNT CONTROL AGREEMENT

     This Account Control Agreement ("Agreement") is entered into effective March 6, 2002, by and among Avado Brands, Inc. ("Secured Party"), Tom E. DuPree, Jr. ("Pledgor"), and Morgan Keegan & Company, Inc., a Tennessee corporation having its principal place of business at Memphis, Tennessee ("Morgan Keegan").

     The Pledgor is indebted to the Secured Party in accordance with the terms and provisions of a certain promissory note dated March 6, 2002 in the principal sum of $14,130,472.99, together with any renewals, extensions, modifications, and increases thereof.

                                    AGREEMENT

     1. THE ACCOUNT

     a. Morgan Keegan represents and warrants to Secured Party that Morgan Keegan maintains a securities account in the name of Tom E. DuPree, Jr. ("Account") for Pledgor. The account is not a margin account and does not have check-writing privileges. Margin trading shall not be allowed in the account.

     b. Exhibit A, attached hereto, is a statement produced by Morgan Keegan in the ordinary course of its business regarding the property credited to the Account as of the statement date. Morgan Keegan does not know of any inaccuracy in the statement.

     c. Exhibit A does not reflect any financial assets which are registered in the name of the Pledgor, payable to the Pledgor's order, or specifically endorsed to Pledgor, which have not been endorsed to Morgan Keegan or in blank.

     2. CONTROL BY SECURED PARTY Morgan Keegan will comply with all notifications it receives directing it to transfer or redeem any property in the Account (an "Entitlement Order") originated by Secured Party without further consent by Pledgor. The Secured Party shall have control over the Account as contemplated by ss. ss. 9-106 and 8-106 of the Tennessee Uniform Commercial Code.

     3. PLEDGOR'S RIGHTS IN ACCOUNT Except as otherwise provided in this Section 3, Morgan Keegan will comply with Entitlement Orders originated by Pledgor without further consent by Secured Party. If Secured Party notifies Morgan Keegan that Secured Party will exercise exclusive control over the Account (a "Notice of Exclusive Control"), Morgan Keegan will cease:

     a. complying with Entitlement Orders or other directions concerning the Account originated by Pledgor, and

     b. distributing to Pledgor interest and dividends on property in the Account.

     Until Morgan Keegan receives a Notice of Exclusive Control, Morgan Keegan may distribute to Pledgor all interest and regular cash dividends on property in the Account. Morgan Keegan will not comply with any Entitlement Order originated by Pledgor that would require Morgan Keegan to make a free delivery to Pledgor or any other person.

     4. PRIORITY OF SECURED PARTY'S SECURITY INTEREST Morgan Keegan subordinates in favor of Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that Morgan Keegan will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions, charges and fees for the Account.

     Morgan Keegan further agrees it will not invade the Account to cover margin debits or calls in any other accounts of Pledgor.

     Morgan Keegan will not agree with any third party that Morgan Keegan will comply with Entitlement Orders originated by the third party.

     5. STATEMENTS AND NOTICES OF ADVERSE CLAIMS Morgan Keegan will send copies of all statements for the Account simultaneously to Pledgor and Secured Party. Morgan Keegan will use reasonable efforts promptly to notify Secured Party and

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Pledgor if any other person  claims that it has a property  interest in property in the Account and that it is a violation to that person's rights for anyone else to hold, transfer, or deal with the property.

     6. MORGAN KEEGAN'S RESPONSIBILITY Except for permitting a withdrawal, delivery, or payment in violation of Section 3, Morgan Keegan will not be liable to Secured Party for complying with Entitlement Orders from Pledgor that are received by Morgan Keegan before Morgan Keegan receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

     Morgan Keegan will not be liable to Pledgor for complying with a Notice of Exclusive Control or with Entitlement Orders originated by Secured Party, even if Pledgor notifies Morgan Keegan that Secured Party is not legally entitled to issue the Entitlement Order of Notice of Exclusive Control, unless

     a. Morgan Keegan takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process, or

     b. Morgan Keegan acts in collusion with Secured Party in violating Pledgor's rights.

     c. Morgan Keegan will not change the account number or the account name without the prior written consent of Secured Party.

     This Agreement does not create any obligation of Morgan Keegan except for those expressly set forth in this Agreement. In particular, Morgan Keegan need not investigate whether Secured Party is entitled under Secured Party's agreements with Pledgor to give an Entitlement Order or a Notice of Exclusive Control. Morgan Keegan may rely on notices and communications it believes given by the appropriate party.

     7. INDEMNITY Secured Party and Pledgor will indemnify Morgan Keegan, its officers, directors, employees, and agents against claims, liabilities, and expenses arising out of this Agreement (including reasonable attorney's fees and disbursements), except to the extent the claims, liabilities, or expenses are caused by Morgan Keegan's gross negligence or willful misconduct. Secured Party's and Pledgor's liability under this section is joint and several.

     8. TERMINATION; SURVIVAL Secured Party may terminate this Agreement by notice to Morgan Keegan and Pledgor. Morgan Keegan may terminate this Agreement on 30 days notice to Secured Party and Pledgor.

     If Secured Party notifies Morgan Keegan that Secured Party's security interest in the Account has terminated, this Agreement will immediately terminate. Upon receipt of such notice from Secured Party, Morgan Keegan may take such steps as Pledgor may request to vest full ownership and control of the Account in Pledgor, including, but not limited to, removing the name of Secured Party from the Account or transferring all of the financial assets and credit balances in the Account to another securities account in the name of Pledgor or his designee.

     Section 6, "MORGAN KEEGAN'S RESPONSIBILITY," and Section 7, "INDEMNITY," will survive termination of this Agreement.

     9. GOVERNING LAW This Agreement and account number 01438852 will be governed by the laws of the State of Tennessee. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of Tennessee.

     10. ENTIRE AGREEMENT This Agreement, and the schedules and exhibits hereto, set forth the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

     11. AMENDMENTS No amendment, modification or termination of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

     12. SEVERABILITY If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

     13. FINANCIAL ASSETS All property credited to the Account will be treated as "financial assets" under Article 8 and Article 9 of the Tennessee Uniform Commercial Code.

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     14.  SUCCESSORS  AND ASSIGNS The terms of this  Agreement  shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representative.

     15. NOTICES Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below such party's name as set forth below. Any person may change its address for notices in the manner set forth above.

     16. TAX REPORTING All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

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     IN WITNESS  WHEREOF,  Pledgor and Secured  Party,  their heirs and assigns, have caused this Agreement to be executed as of March 12, 2002.

PLEDGOR                                     SECURED PARTY
Signature: _________________________        By: ______________________________


Date:  _____________________________        Title: ___________________________


Address: ___________________________        Signature: _______________________

         ___________________________        Date:  ___________________________

                                            Address: _________________________

                                                     _________________________



MORGAN KEEGAN & COMPANY, INC.

By:  __________________________________

Title:  _______________________________

Address: ______________________________

         ______________________________

Date:  ________________________________




     Exhibits and schedules to this agreement are not filed pursuant to Item 601(b)(2) of SEC Regulation S-K. By the filing of this Form 10-Q, the Registrant hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.



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